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                                                                   EXHIBIT 10(a)
                                                                   -------------

                         MINE SAFETY APPLIANCES COMPANY

                      1987 MANAGEMENT SHARE INCENTIVE PLAN

     The purposes of the 1987 Management Share Incentive Plan (the "Plan") are to encourage eligible employees of Mine Safety Appliances Company (the "Company") and its Subsidiaries, including Directors and officers of the Company and each Subsidiary who are employees, to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, without par value, of the Company (the "Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 Administration

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than three members of the Board, none of whom is eligible or was within one year prior to becoming a member of the Committee eligible for selection as a person to whom stock may be allocated or to whom stock options, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights may be granted or restricted stock may be awarded pursuant to the Plan or any other plan of the Company or any of its affiliates (as "affiliates" is defined in regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act")) entitling the participants therein to acquire stock, stock options, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights, limited cash payment rights or restricted stock of the Company or any of its affiliates.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                   SECTION 2

                                  Eligibility

     Those employees of the Company or any Subsidiary who share responsibility for the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) and receive restricted stock awards as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) and to award restricted stock as described herein and to determine the employees to whom stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) shall be granted and restricted stock shall be awarded and the number of

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shares to be covered by each stock option or restricted stock award. In determining the eligibility of any employee, as well as in determining the number of shares covered by each stock option or restricted stock award, and whether alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3

                        Shares Available under the Plan

     The aggregate number of shares of the Common Stock which may be issued or delivered and as to which grants of stock options and restricted stock awards may be made under the Plan is 400,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for purposes of the Plan; however, solely for the purpose of determining the number of shares of the Common Stock as to which stock options may be granted under the Plan, to the extent that stock appreciation rights, limited stock appreciation rights or limited cash payment rights granted in conjunction with a stock option are exercised and the stock option surrendered unexercised, such stock option shall be deemed to have been exercised instead and the shares of the Common Stock which otherwise would have been issued or delivered upon the exercise of such stock option shall not again be available for the grant of any other stock option or the award of any restricted stock under the Plan. If any shares of the Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted stock awarded under the Plan, the number of shares so forfeited shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4

  Grant of Stock Options, Alternative Stock Appreciation Rights, Cash Payment
                                Rights, Limited
    Stock Appreciation Rights, and Limited Cash Payment Rights and Awards of
                                Restricted Stock

     The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422A of the Internal Revenue Code of 1986 (the "Code"), to grant "nonstatutory stock options" (i.e., stock options which do not qualify under such Section 422A of the Code) or to grant both types of stock options (but not in tandem) and (b) to award restricted stock. The Committee also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D), to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E), to grant limited stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 8(D) and to grant limited cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 8(E). Alternative stock appreciation rights and limited stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights and limited cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     No employee shall be granted a stock option or stock options or awarded restricted stock under the Plan (disregarding cancelled, terminated or expired stock options or forfeited restricted stock) for an aggregate number of shares in excess of ten percent (10%) of the total number of shares which may

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be issued or delivered under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to shares which have not been issued or delivered under the Plan shall also be made with respect to shares already issued or delivered under the Plan, upon the exercise of stock options or an award of restricted stock and with respect to shares which would have been issued or delivered under the Plan but for the exercise of alternative stock appreciation rights, limited stock appreciation rights or limited cash payment rights in lieu of the exercise of stock options prior to such adjustment or substitution.

     Notwithstanding any other provision contained in the Plan or in any stock option agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4, for incentive stock options granted after December 31, 1986, as required by Section 422A(b)(7) of the Code as enacted by the Tax Reform Act of 1986, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction required by Section 422A(b)(7) of the Code set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise date of such incentive stock options shall be accelerated only to the extent, if any, that does not result in a violation of such restriction and, in such event, the exercise date of the incentive stock options with the lowest option price shall be accelerated first. If legislation is enacted modifying or removing the $100,000 restriction required by Section 422A(b)(7) of the Code as enacted by the Tax Reform Act of 1986, as of the effective date of such legislation the Committee may in its discretion modify or waive the $100,000 restriction set forth above for incentive stock options granted (and to be granted) after December 31, 1986 and authorize the acceleration, if any, of the exercise date of incentive stock options up to the maximum extent permitted by such legislation (even if such incentive stock options are converted in part to nonstatutory stock options).

                                   SECTION 5

            Terms and Conditions of Stock Options, Alternative Stock
                  Appreciation Rights and Cash Payment Rights

     Stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(I). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may (if authorized by the

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     Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 3.

          (C) No stock option shall be exercisable by an optionee during employment during the first six months of its term, except that this limitation on exercise shall not apply if Section 8(B) becomes applicable. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No nonstatutory stock option shall be exercisable after the expiration of ten years and six months from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) Except as provided in the last sentence of the next to last paragraph of Section 8(D), alternative stock appreciation rights granted in conjunction with a stock option may only be exercised when and to the extent the stock option may be exercised and only by the same person who is entitled to exercise the stock option except that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the fair market value of the Common Stock on the date of exercise exceeds the option price of the shares subject to the incentive stock option. Alternative stock appreciation rights entitle such person to exercise the alternative stock appreciation rights by surrendering the stock option, or any portion thereof, unexercised and to receive from the Company in exchange therefor that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the option price per share times the number of shares covered by the stock option, or portion thereof, which is surrendered, except that cash shall be paid by the Company in lieu of a fraction of a share. To the extent that alternative stock appreciation rights are exercised, the stock option, or portion thereof, which is surrendered unexercised and any limited stock appreciation rights or limited cash payment rights granted in conjunction with such stock option, or portion thereof, shall automatically terminate. The Committee shall have the authority, in its discretion, to determine whether the obligation of the Company shall be paid in cash or partly in cash and partly in shares, except that the Company shall not pay to any person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of alternative stock appreciation rights any portion of the obligation of the Company in cash (except cash in lieu of a fraction of a share) unless and until at least six months have elapsed from the date of grant of the alternative stock appreciation rights and unless such alternative stock appreciation rights are exercised during the period beginning on the third and ending on the twelfth business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Company as soon as practicable after the date of exercise. As of the date of exercise, the person exercising the alternative stock appreciation rights shall be considered for all purposes to be the owner of any shares which are to be issued or delivered upon the exercise of the alternative stock appreciation rights. To the extent that the stock option in conjunction with which alternative stock appreciation rights have been granted is exercised, cancelled, terminates or expires, the alternative stock appreciation rights shall be cancelled. For the purposes of this
     Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

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          (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option upon exercise of the stock option, or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option (or on the alternative date provided for in the following sentence) over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. If any such person is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of the stock option, the amount of such cash payment shall be determined as of an alternative date which shall be the day on which the restrictions imposed by Section 16(b) of the 1934 Act no longer apply for purposes of Section 83 of the Code. Payment of the cash provided for in this Section 5(E) shall be made by the Company as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

          (F) No stock option shall be transferable by an optionee otherwise than by Will, or if an optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death. All stock options shall be exercisable during the lifetime of an optionee only by the optionee.

          (G) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

             (i) If the employment of an optionee who is not disabled within the meaning of Section 422A(c)(7) of the Code (a "Disabled Optionee") is voluntarily terminated with the consent of the Company or a Subsidiary or an optionee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such an optionee shall be exercisable by the optionee (but only to the extent exercisable by the optionee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

             (ii) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the consent of the Company or a Subsidiary or an optionee retires under any retirement plan of the Company or a Subsidiary, any then outstanding nonstatutory stock option held by such an optionee shall be exercisable by the optionee (but only to the extent exercisable by the optionee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (iii) If the employment of an optionee who is a Disabled Optionee is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding stock option held by such an optionee shall be exercisable by the optionee in full (whether or not so exercisable by the optionee immediately prior to the termination of employment) by the optionee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

             (iv) Following the death of an optionee during employment, any outstanding stock option held by the optionee at the time of death shall be exercisable in full (whether or not so exercisable by the optionee immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

             (v) Following the death of an optionee after termination of employment during a period when a stock option is exercisable, any outstanding stock option held by the optionee at the time of death shall be exercisable by such person entitled to do so under the Will of the

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        optionee or by such legal representative (but only to the extent the stock option was exercisable by the optionee immediately prior to the death of the optionee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

             (vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the employment of an optionee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all outstanding stock options held by the optionee at the time of such termination of employment shall automatically terminate.

          Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary and whether an optionee is a Disabled Optionee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

          If an optionee engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options held by the optionee; provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C). Whether an optionee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

          (H) All stock options, alternative stock appreciation rights and cash payment rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the optionee.

          (I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date,
     (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (c)
     if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as quoted for such date on NASDAQ, or if none, the weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on
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     the basis previously set forth in this Section 5(I) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (J) The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which such shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option or alternative stock appreciation rights granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the stock option agreement referred to in Section 5(H), or an amendment thereto.

                                   SECTION 6

                Terms and Conditions of Restricted Stock Awards

     Restricted stock awards shall be evidenced by a written restricted stock agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions, events the occurrence of which would cause a forfeiture of the restricted stock and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted stock awards shall be effective only upon execution of the applicable restricted stock agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the grantee.

     Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, the Committee shall deposit share certificates for such restricted stock in escrow. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall be issued or transferred share certificates for such restricted stock. From the date a restricted stock award is effective, the grantee shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

                                   SECTION 7

                     Adjustment and Substitution of Shares

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock option or restricted stock award and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to an outstanding stock option or restricted stock award shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or restricted stock award, and for each share of the
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Common Stock which may be issued or delivered under the Plan but which is not then subject to an outstanding stock option or restricted stock award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 7 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted stock shall be treated in the same manner as the Company treats owners of its Common Stock with respect to fractional shares created by an adjustment or substitution of shares, except that any property or cash paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted stock exchanged therefor.

     If any such adjustment or substitution provided for in this Section 7 requires the approval of shareholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 425 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 425 of the Code) of such incentive stock option.

                                   SECTION 8

                      Additional Rights in Certain Events

(A) Definitions

     For purposes of this Section 8, the following terms shall have the following meanings:

          (1) "Affiliate," "Associate" and "Parent" shall have the respective meanings set forth in Rule 12b-2 under the 1934 Act as in effect on the effective date of the Plan.

          (2) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

          (3) Beneficial Ownership shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (4) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of Directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

          (5) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

          (6) "Section 8 Event" shall mean the date upon which any of the following events occurs:

             (a) The Company acquires actual knowledge that any Person other than the Company, a Subsidiary, any Director of the Company on the effective date of the Plan, any Affiliate or Associate of any such Director, any member of the family of any such Director, any trust (including the Trustees thereof), established by or for the benefit of any such persons, any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof), established by any such persons or any employee benefit plan(s) sponsored by the Company has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the Voting Power of the Company [as used above, a member of the family of a Director shall include such Director's spouse and such Director's and such spouse's ancestors, lineal descendants, brothers and sisters (whether by the whole or half blood or by adoption), the lineal descendants of such brothers and sisters and the spouses of any of the foregoing persons];

             (b) (i) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 50% or more of the Voting Power of the Company; or (ii) Voting Shares are first purchased pursuant to any other Tender Offer;

             (c) At any time less than 51% of the members of the Board of Directors shall be individuals who were either (i) Directors on the effective date of the Plan or (ii) individuals whose election, or nomination for election, was approved by a vote of at least two-thirds of the Directors then still in office who were Directors on the effective date of the Plan or who were so approved;

             (d) The shareholders of the Company shall approve an agreement or plan (a "Reorganization Agreement") providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former shareholders of the Company will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring corporation or the Parent thereof; or

             (e) The shareholders of the Company shall approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all the assets of the Company.

(B) Acceleration of the Exercise Date of Stock Options and Alternative Stock Appreciation Rights

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the stock option agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs (i) all outstanding stock options and alternative stock appreciation rights shall become immediately and fully exercisable whether or not otherwise exercisable by their terms, (ii) payment by the Company upon exercise of alternative stock appreciation rights held by a person who is subject to the provisions of Section 16(b) of the 1934 Act (which alternative stock appreciation rights have been held less than six months at the time of exercise following a Section 8 Event) shall be made by the Company in shares of Common Stock (except that cash may be paid in lieu of a fraction of a share) and (iii) payment by the Company upon exercise of alternative stock appreciation rights held by such a person (which alternative stock appreciation rights have been held at least six months on the date of exercise following a Section 8 Event) shall be made in cash if the date of exercise is within sixty (60) days following a Section 8 Event, whether or not the date of exercise is within one of the ten (10) day periods provided for in
Section 5(D).

(C) Extension of the Expiration Date of Stock Options and Alternative Stock Appreciation Rights

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the stock option agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options and alternative stock appreciation rights held by an optionee whose employment with the Company or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a

Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D) Limited Stock Appreciation Rights

     Limited stock appreciation rights granted in conjunction with a stock option shall be exercisable for a period of sixty (60) days following any
Section 8 Event by the same person who is entitled to exercise the stock option and shall entitle such person to exercise the limited stock appreciation rights by surrendering the stock option, or any portion thereof, unexercised and to receive from the Company in exchange therefor cash in the amount provided for below in this Section 8(D). To the extent that limited stock appreciation rights are exercised, the stock option, or portion thereof, which is surrendered unexercised and any alternative stock appreciation rights or limited cash payment rights granted in conjunction with such stock option, or portion thereof, shall automatically terminate.

     Notwithstanding the foregoing, limited stock appreciation rights may not be exercised by a person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of the limited stock appreciation rights unless and until at least six months have elapsed from the date of grant of the limited stock appreciation rights; provided, however, that if limited stock appreciation rights are granted in conjunction with a stock option as to which alternative stock appreciation rights have previously been granted, the limited stock appreciation rights shall be deemed to have been granted at the time of grant of such alternative stock appreciation rights. Limited stock appreciation rights granted in conjunction with an incentive stock option shall also not be exercisable unless the then fair market value of the Common Stock, determined as provided in Section 5(I), exceeds the option price of such incentive stock option and unless such incentive stock option is exercisable. Cash is payable to a person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise of limited stock appreciation rights whether or not the date of exercise is within one of the ten (10) day periods provided for in
Section 5(D).

     The person exercising limited stock appreciation rights granted in conjunction with a nonstatutory stock option shall receive cash in respect of each share of the Common Stock subject to the stock option, or portion thereof, which is surrendered unexercised in an amount equal to the excess of the fair market value of such share on the date of exercise over the option price of such stock option, and for this purpose fair market value shall mean the highest closing sale price of the Common Stock quoted by such reliable source as the Committee, in its discretion, may rely upon during the period beginning on the 9Oth day prior to the date on which the limited stock appreciation rights are exercised and ending on such date (or if no such sale price quotation is available, the highest mean between the bona fide bid and asked prices on any date during such period), except that (i) in the event any Person acquires Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the Voting Power of the Company within the meaning of Section 8(A)(6)(a), fair market value shall mean the greater of such closing sale price or the highest price per share paid for the Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the Person acquiring such beneficial ownership, (ii) in the event of a Tender Offer, fair market value shall mean the greater of such closing sale price or the highest price paid for the Common Stock pursuant to any Tender Offer in effect at any time beginning on the 9Oth day prior to the date on which the limited stock appreciation rights are exercised and ending on such date and (iii) in the event of approval by the shareholders of the Company of a Reorganization Agreement, fair market value shall mean the greater of such closing sale price or the value of the consideration to be received by holders of the Common Stock pursuant to the Reorganization Agreement. In the event such value cannot be determined on the date of exercise of the limited stock appreciation rights, such value shall be determined by the Committee as promptly as practicable after such exercise and payment by the Company shall be made as promptly as practicable after such determination. Any non-cash consideration received by the holders of any shares of the Common Stock in one of the events referred to in clause (ii) or (iii) above shall be valued at the higher of (i) the valuation placed thereon by the Person making the Tender Offer or by the surviving or acquiring corporation or the Parent thereof and (ii) the valuation placed thereon by the Committee.

     The person exercising limited stock appreciation rights granted in conjunction with an incentive stock option shall receive cash in respect of each share of the Common Stock subject to the stock option, or portion thereof, which is surrendered unexercised in an amount equal to the excess of the fair market value of such share on the date of exercise, determined as provided in Section 5(I), over the option price of such stock option.

     The date of exercise of limited stock appreciation rights shall be determined under procedures established by the Committee, and payment under this
Section 8(D) shall be made by the Company as soon as practicable after the date of exercise. To the extent that the stock option in conjunction with which the limited stock appreciation rights shall have been granted is exercised, cancelled, terminates or expires, the limited stock appreciation rights shall be cancelled. If limited stock appreciation rights are granted in conjunction with a stock option as to which alternative stock appreciation rights also have been granted, the alternative stock appreciation rights may not be exercised during any period during which the limited stock appreciation rights may be exercised.

     All limited stock appreciation rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the optionee. Subject to the foregoing provisions of this Section 8(D) and the other provisions of the Plan, limited stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as shall be determined, in its discretion, by the Committee and set forth in the stock option agreement referred to in Section 5(H), or an amendment thereto.

(E) Limited Cash Payment Rights

     Limited cash payment rights granted in conjunction with a nonstatutory stock option shall be exercisable for a period of sixty (60) days following any
Section 8 Event by the person who is entitled to exercise the nonstatutory stock option and shall entitle such person to surrender the nonstatutory stock option, or any portion thereof, unexercised and to receive from the Company in exchange therefor cash in an amount equal to two (2) times the amount provided for in the third paragraph of Section 8(D) multiplied by such percentage not greater than 100% as the Committee, in its discretion, shall determine. For purposes of the third paragraph of Section 8(D), the words "limited cash payment rights" shall be deemed to be substituted for "limited stock appreciation rights." To the extent that limited cash payment rights are exercised, the nonstatutory stock option, or portion thereof, which is surrendered unexercised and any alternative stock appreciation rights or limited stock appreciation rights granted in conjunction with such stock option, or portion thereof, shall automatically terminate. Notwithstanding the foregoing, limited cash payment rights may not be exercised by a person who is subject to the provisions of Section 16(b) of the 1934 Act at the time of exercise unless and until at least six months have elapsed from the date of grant of the limited cash payment rights.

     The date of exercise of limited cash payment rights shall be determined under procedures established by the Committee, and payment of the cash provided for in this Section 8(E) shall be made by the Company as soon as practicable after the date of exercise. To the extent that the nonstatutory stock option in respect of which limited cash payment rights shall have been granted is exercised, cancelled, terminates or expires, the limited cash payment rights shall be cancelled.

     All limited cash payment rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the optionee. Subject to the foregoing provisions of this Section 8(E) and the other provisions of the Plan, limited cash payment rights granted under the Plan shall be subject to such other terms and conditions as shall be determined, in its discretion, by the Committee and set forth in the stock option agreement referred to in Section 5(H), or an amendment thereto.

(F) Lapse of Restrictions on Restricted Stock Awards

     If any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted stock awards under the Plan, all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

                                   SECTION 9

           Effect of the Plan on the Rights of Employees and Employer

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) or to be awarded restricted stock under the Plan and nothing in the Plan, in any stock option, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights granted under the Plan, in any restricted stock award under the Plan or in any stock option agreement or restricted stock agreement shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 10

                                   Amendment

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock options, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights granted under the Plan or cause a revocation or a forfeiture of any restricted stock award under the Plan; and provided further that no such alteration or amendment of the Plan shall, without shareholder approval (a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by any stock option or stock options granted to any one optionee or any restricted stock awards to any one person, (c) change the minimum option price, (d) make any changes in the class of employees eligible to receive incentive stock options or
(e) extend any period set forth in the Plan during which stock options (with or without alternative stock appreciation rights, cash payment rights, limited stock appreciation rights and/or limited cash payment rights) may be granted or restricted stock may be awarded. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights, limited cash payment rights or restricted stock theretofore awarded under the Plan, adversely affect the rights of such holder with respect to such stock option, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights, limited cash payment rights or restricted stock.

                                   SECTION 11

                      Effective Date and Duration of Plan

     The effective date and date of adoption of the Plan shall be December 17, 1987, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Company at a meeting of such holders duly called, convened and held on or prior to December 16, 1988. No stock option, alternative stock appreciation rights, limited stock appreciation rights or limited cash payment rights granted under the Plan may be exercised and no restricted stock may be awarded until after such approval. No stock option, alternative stock appreciation rights, cash payment rights, limited stock appreciation rights or limited cash payment rights may be granted and no restricted stock may be awarded under the Plan subsequent to December 16, 1997.